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                           FIRST EAGLE VARIABLE FUNDS

                       FIRST EAGLE OVERSEAS VARIABLE FUND

                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (212) 698-3000

                         SUPPLEMENT DATED APRIL 8, 2004
                       TO PROSPECTUS DATED APRIL 30, 2003

We are pleased to announce the results of the First Eagle Variable Funds, Inc. Special Shareholders' Meeting held on March 31, 2004 (the 'Meeting'). This Supplement is intended to highlight changes approved at that Meeting. Please read it carefully as the changes affect your Fund.

                  REORGANIZATION AS A DELAWARE STATUTORY TRUST

Shareholders approved the reorganization of the Company as a Delaware statutory trust to be called First Eagle Variable Funds. This reorganization is expected to be completed shortly.

                            RE-ELECTION OF THE BOARD

The current Directors were re-elected, such that each of the following individuals will continue to serve on the Board: John P. Arnhold, Candace K. Beinecke, Jean D. Hamilton, James E. Jordan, William M. Kelly, Paul J. Lawler, Dominique Raillard, and Nathan Snyder. These individuals will serve as the Board of Trustees for the new Delaware trust.

                        CHANGE OF INVESTMENT RESTRICTION

A modification to the Company's 'fundamental' policies and restrictions (meaning those changeable only by a shareholder vote) was approved at the Meeting. It is described below and became effective immediately after that Meeting.

Making Loans. The Fund may now purchase or sell loans or other direct debt instruments, including loan participations.

Investing directly in loans or other direct debt instruments exposes the Fund to various risks similar to those borne by a creditor. Such risks include the risk of default, the risk of delayed repayment, and the risk of inadequate collateral. Investments in loans are also less liquid than investment in publicly traded securities and carry less legal protections in the event of fraud or misrepresentation. Unlike debt instruments that are securities, investments in loans are not regulated by federal securities laws or the SEC. In addition, loan participations involve a risk of insolvency by the lending bank or other financial intermediary.

                                *    *    *    *

The information contained in this Supplement modifies the Company's Prospectus dated April 30, 2003. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in those sections of the Prospectus entitled 'Objective and Approach' and 'Related Risks'.